UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): May 11, 2005


                           Commission File No. 0-11178
                                               -------


                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                UTAH                                       87-0342734
   -------------------------------                    ------------------
   (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                     Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
                               -------------------
                     Address of principal executive offices


Registrant's telephone number:      (801) 566-1200
                                    --------------

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                             ITEM 8.01 OTHER EVENTS

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On May 11, 2005, Utah Medical Products, Inc. announced that it is increasing its regular quarterly cash dividend. A dividend of $.155 per share is payable on July 5, 2005 to shareholders of record at the close of business on June 17, 2005. A copy of the press release is attached hereto as Exhibit 99.1


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                                   SIGNATURES

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   Pursuant to the requirements of the Securities Exchanges Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           UTAH MEDICAL PRODUCTS, INC.
                                           ---------------------------
                                           REGISTRANT


Date:   5/11/2005                          By:  /s/ Kevin L. Cornwell
      -------------                           -----------------------
                                              Kevin L. Cornwell
                                              CEO



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                                  EXHIBIT INDEX


Index
Number            Description
------            -----------

99.1              Press release issued May 11, 2005: Utah Medical Products, Inc.
                  Increases Quarterly Dividend